Prospectus Supplement	September 30, 2018

Putnam Global Telecommunications Fund

Prospectuses dated December 30, 2017

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Telecommunications Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and investment strategies. Putnam Management currently anticipates that the changes will be effective on or about November 30, 2018 (the “Effective Date”). These changes arise out of pending changes to the Telecommunication Services Sector in MSCI Inc.’s and S&P Dow Jones Indices’s Global Industry Classification Standard, and related changes to the fund’s benchmark, the MSCI World Telecommunication Services Index (ND). After the close of business on September 28, 2018, the Telecommunication Services Sector was renamed the Communication Services Sector and broadened to include companies that were previously included in the Telecommunication Services Sector, as well as certain companies that were previously included in the Consumer Discretionary and Information Technology Sectors. On November 30, 2018, the MSCI World Telecommunication Services Index (ND) will be renamed the MSCI World Communication Services Index (ND) and reconstituted to reflect the new Communications Services Sector.

On the Effective Date, the fund’s name will change to “Putnam Global Communications Fund.” Additionally, the fund’s existing policy (under normal circumstances) to invest at least 80% of its net assets in securities of companies in the telecommunication industries will be revised to instead require the fund (under normal circumstances) to invest at least 80% of its net assets in securities of companies in the communication industries. This policy may be changed only after 60 days’ notice to shareholders. Under the revised policy, potential investments will include companies that develop, manufacture or sell communications services or communications equipment, and companies that facilitate communication and offer related content and information through various media.

Putnam Management has also recommended, and the fund’s Board of Trustees has approved, a change to the fund’s fundamental investment restriction on industry concentration, which currently provides that the fund will normally invest at least 25% of its nets assets in the telecommunication industries. Under the revised fundamental investment restriction, which is subject to approval by shareholders of the fund, the fund would normally invest at least 25% of its net assets in the communication industries.

In realigning its portfolio for consistency with these changes, the fund expects to make significant dispositions of certain portfolio holdings. Any such dispositions, which are expected to occur on or around November 30, 2018, will result in certain brokerage commissions or other transaction costs, which may be material. Depending on market conditions at the time, these changes could also result in the realization of capital gains.

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